SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2017

AKCEA THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-38137	47-2608175
(Commission File No.)	(IRS Employer Identification No.)

55 Cambridge Parkway
Suite 100
Cambridge, Massachusetts 02142
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (617) 207-0202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2017, Akcea Therapeutics, Inc. (the “Company”) announced that Mike MacLean joined the Company as Chief Financial Officer, effective August 31, 2017.

Prior to joining the Company, Mr. MacLean, age 52, was Chief Financial Officer, Executive Vice President, at PureTech Health, plc, a biotech company, since September 2015.  From July 2014 to June 2015, Mr. MacLean was Chief Financial Officer, North America at Iron Mountain and from October 2012 to June 2014 he was Senior Vice President, Worldwide Controller at Iron Mountain.  In addition, Mr. MacLean previously served as senior vice president of finance and chief accounting officer of Biogen Inc. where he led Biogen’s worldwide finance organization, as well as evaluated financial implications of commercial, R&D and other expansion strategies.

In connection with Mr. MacLean’s appointment as the Company’s Chief Financial Officer, the Company entered into a written offer letter, dated July 17, 2017 (the “Offer Letter”), with Mr. MacLean. Pursuant to the Offer Letter, Mr. MacLean is entitled to receive:

•
An annual base salary of $380,000, and is eligible to receive an annual performance bonus, with a target bonus amount equal to 40% of his base salary under the Company’s Management by Objectives program, prorated to his start date.

•	A one-time signing bonus of $50,000, subject to repayment by Mr. MacLean in full to the extent he voluntarily leaves the Company within twelve months of the commencement of his employment.
•	A stock option exercisable for up to 332,708 shares of the Company’s common stock, vesting over a four year period, under the Company’s 2015 Equity Incentive Plan.
•	Eligibility to participate in the Company’s employee benefit plans, subject to the terms of those plans.

The Offer Letter also specifies that subject to a definitive executive severance agreement the Company will offer Mr. MacLean:

•
If the Company terminates Mr. MacLean’s employment, without cause, at any time other than within 12 months of a change in control, the Company will be obligated to (i) pay Mr. MacLean a severance payment equal to 12 months of his base salary, and (ii) provide Mr. MacLean benefits for a period of 12 months.

•
If the Company terminates Mr. MacLean’s employment within 12 months of a change in control, in addition to the severance payment and benefits continuation described above, the Company will be obligated to (i) pay Mr. MacLean a payment equal to the target amount of his bonus, and (ii) provide Mr. MacLean vesting acceleration of all outstanding options and other equity incentive awards.

Mr. MacLean will also be entitled to enter into the Company’s standard form of indemnification agreement.

There are no arrangements or understandings between Mr. MacLean and any other persons pursuant to which Mr. MacLean was selected as an officer. There are no family relationships between Mr. MacLean and any director or executive officer of the Company, and Mr. MacLean is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing descriptions of the Offer Letter, 2015 Equity Incentive Plan, and form of indemnification agreement do not purport to be complete and are qualified in their entirety by reference to the copies of such documents filed or incorporated by reference as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K.

Beth Hougen has served as the Company’s Chief Financial Officer since January 2015 pursuant to a service agreement between the Company and its affiliate, Ionis Pharmaceuticals, Inc. (“Ionis”), where Ms. Hougen serves as Senior Vice President, Finance and Chief Financial Officer.  As of August 31, 2017 the date of Mr. MacLean’s appointment as Chief Financial Officer, Ms. Hougen no longer serves as Company’s Chief Financial Officer.  Ms. Hougen will continue to serve as Ionis’ Senior Vice President, Finance and Chief Financial Officer.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Offer Letter, dated as of July 17, 2017, by and between Akcea Therapeutics, Inc. and Mike MacLean.

10.2	2015 Equity Incentive Plan and Form of Award Agreements (1)

10.3	Form of Indemnification Agreement (2)

(1)          Filed as Exhibit 10.2 to the Company’s Registration Statement on Form S-1 filed with the SEC on March 27, 2017, and incorporated herein by reference.

(2)          Filed as Exhibit 10.1 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 filed with the SEC on April 7, 2017, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Akcea Therapeutics, Inc.

Dated: September 5, 2017	By:	/s/ Paula Soteropoulos
Paula Soteropoulos
President and Chief Executive Officer

INDEX TO EXHIBITS

10.1	Offer Letter, dated as of July 17, 2017, by and between Akcea Therapeutics, Inc. and Mike MacLean.

10.2	2015 Equity Incentive Plan and Form of Award Agreements (1)

10.3	Form of Indemnification Agreement (2)

(1)          Filed as Exhibit 10.2 to the Company’s Registration Statement on Form S-1 filed with the SEC on March 27, 2017, and incorporated herein by reference.

(2)          Filed as Exhibit 10.1 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 filed with the SEC on April 7, 2017, and incorporated herein by reference.